UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2022

FIRST NORTHWEST BANCORP
(Exact name of registrant as specified in its charter)

Washington	001-36741	46-1259100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 West 8th Street, Port Angeles, Washington	98362
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (360) 457-0461

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	FNWB	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On July 13, 2022, First Fed Bank (“First Fed”), the wholly owned banking subsidiary of First Northwest Bancorp (the “Company”), entered into a Severance and Release Agreement (the “Severance Agreement”) with Kelly A. Liske, who was Executive Vice President and Chief Banking Officer of First Fed until June 30, 2022.

Under the Severance Agreement, Ms. Liske will be paid a total of $278,566.07, representing 12 months’ of annual base salary plus a pro rata amount of her target incentive awards under First Fed’s Fiscal 2022 Officer Cash Incentive Plan, in cash in a lump sum by July 28, 2022, subject to tax withholding requirements. She will also receive a lump sum cash payment of $31,387, equal to health insurance premiums under COBRA for one year.

Similar to the terms of Ms. Liske’s Employment Agreement with the Company and First Fed, the Severance Agreement provides for a general release of claims by Ms. Liske against the Company and its affiliates. The Severance Agreement waives a provision in the Employment Agreement that would have prohibited Ms. Liske from competing with the Company and its subsidiaries within any county in which the Company operates a full-service branch office or lending center through June 30, 2023. However, she will be prohibited from soliciting employees, customers and suppliers to cease doing business with the Company or First Fed for one year. The Boards of Directors of the Company and First Fed approved the waiver of the noncompete provision prior to execution of the Severance Agreement.

The foregoing summary of the material terms of the Severance Agreement is subject to the complete provisions set forth in the Severance Agreement, a copy of which is filed with this report as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

See Exhibit Index below.

EXHIBIT INDEX

Exhibit	Description
10.1	Severance and Release Agreement with Kelly A. Liske
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NORTHWEST BANCORP
Dated: July 19, 2022	By:	/s/ Matthew P. Deines
Matthew P. Deines President and Chief Executive Officer

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